STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - Pioneer Bank, National Association 401(k) Savings Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 29,963,779	$ 26,450,249
Notes receivable from participants	538,967	552,718
Total assets	30,502,746	27,002,967
Net Assets Available for Benefits	$ 30,502,746	$ 27,002,967